Exhibit 10.16.1

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

THIRD AMENDMENT TO THE DATA LICENSE AGREEMENT

This Third Amendment (“Third Amendment”) to the Data License Agreement (the “Agreement”) dated December 1, 2002 between Navigation Technologies Corporation (“NTC”) and Televigation, Inc. (“Licensee”), which was subsequently assigned by NTC to NAVTEQ North America, LLC (“NT”), is made and entered into between NT and LICENSEE, as of latest date of signature below.

WHEREAS, NT and Licensee desire to amend certain provisions of the Agreement, as amended, with this Third Amendment;

WHEREFORE, the parties agree as follows:

1.	The terms and conditions of the Agreement, as amended, shall stay in full force and effect except as modified hereunder.

2.	The Expiration Date of the Agreement, Territory License No. 1 effective December 1, 2002 between the parties (“TL 1”) and Territory License No. 2 effective June 30, 2003 between the parties (“TL 2”), are each hereby amended to be December 31, 2007.

3.	The Expiration Date of the Market Development Addendum (“MDA”) to Territory License No. 1 effective March 1, 2004 is hereby amended to be December 31, 2005. Notwithstanding anything set forth in the MDA, the license fees and reports due under the MDA shall be due on [*****] the reports shall set forth the calculation on [*****]. In June 2005, the parties agree to discuss whether an additional extension to the MDA is appropriate; provided the MDA shall only be extended if each of the parties agrees to extend the MDA in their sole discretion.

4.	The Agreement is hereby amended to include the following in Addendum B:

“Restriction against [*****]. NT licenses [*****] from a third party supplier. Based on restrictions imposed on NT by such supplier: [*****] included in the NAVTEQ Data (formerly NAVTECH Data) for North America may not be used to generate [*****] provided, however, that the foregoing restriction shall not include any application where [*****] are provided in a bit map graphical image or in another non-text format.”

5.	Section III A of TL 1 is hereby amended to include the following at the end of the section:

“The NAVTEQ Data shall include additional content generally released by NT from time to time for which NT does not charge, in its sole discretion, additional license fees (“Add-Ons”); NT shall be under no obligation to release such additional content and the first two (2) sentences of Section 8.1 of the Agreement shall not apply to Add-Ons. The NAVTEQ Data shall additionally include [*****] subject to additional license fees set forth below if used in the Application; provided, however, that the first two (2) sentences of Section 8.1 of the Agreement shall not apply to [*****].”

6.	Section VIII of TL 1 is hereby amended and restated as follows:

“VIII. Minimum Annual License Fees. Licensee shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT; provided that the aggregate MALF for [*****] shall not exceed the amounts set forth below.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

A.	Amount. The MALF for each annual period of this TL is as follows:

Calendar Year 2005 – [*****] Calendar Year 2006 – [*****] Calendar Year 2007 and thereafter – [*****]

B.	Due Dates. The MALF for each annual period is due in [*****] installments on the first day of each [*****].”

7.	Exhibit B of TL 1 is hereby amended to amend the definition of “Limited Carto Route Transaction” and to add definitions for Route Guidance Transaction and Premium POIs as follows:

“Limited Carto Route Transaction” means a single [*****], delivered via one or more communications to the End-User solely in textual, audio and/or Limited Graphical Form, and wherein [*****].

“Premium POIs” shall have the meaning set forth in Exhibit G.

“Roaming Charges” apply to Transactions delivered to an Identified End-User who is otherwise under [*****].

“Route Guidance Transaction” means a single [*****], delivered via one or more communications to the End-User solely in textual, audio and/or raster image, and wherein [*****].

8.	Section A.1 of Exhibit C of TL 1 shall be amended and restated in its entirety as follows:

“A.	License Fees.

1.	[*****] Transactions & Subscriptions only. LICENSEE shall pay NT the following license fees, based on the number of [*****]:

[*****]		[*****]
	[*****]	[*****]
		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

The license fee option in the table above must be selected prior to the month of the subscription.

[*****] Transactions & Subscriptions only. LICENSEE shall pay NT the following license fees, based on the number of [*****]:

[*****]		[*****]
	[*****]	[*****]
		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

The license fee option in the table above must be selected prior to the month of the subscription.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

9.	Section A of Exhibit C of TL 1 shall be amended to include the following at the end of the section:

“3. In the event Licensee uses [*****] in an Application, Licensee shall pay NT a premium to the base license fees in an amount equal to [*****], which in any event shall not be less than [*****]. The [*****] Fees are in addition to, and shall not apply toward, the MALF.”

10.	Section C of Exhibit C of TL 1 is hereby amended and restated as follows:

“C. Due Dates. Notwithstanding anything to the contrary in this Agreement, license fees for each Transaction shall be due on and paid by the last day of the [*****] of distribution of the Transaction (i.e. to the extent such fees have exceed the [*****] MALF). To the extent that LICENSEE is unable to accurately determine the amount of license fees due for the [*****] by such date, LICENSEE shall estimate the license fees amount in good faith, and then adjust for variances in the next [*****] payment. The license fee reports accompanying the license fees shall show the calculation for the fees on a monthly basis.”

11.	Section VII of TL 2 is hereby amended and restated as follows:

“VII. Minimum Annual License Fees. Licensee shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT; provided that the aggregate MALF for [*****] shall not exceed the amounts set forth below.

A. Amount. The MALF for each annual period of this TL is as follows:

Calendar Year 2005 – [*****] Calendar Year 2006 – [*****] Calendar Year 2007 and thereafter – [*****]

B.	Due Dates. The MALF for each annual period is due in [*****] installments on the first day of each [*****].

C.	Modification to MALF. To the extent that a [*****] that offers the Application experiences [*****], NT agrees to prorate the MALF during the applicable annual period for the duration of [*****].”

12.	Exhibit A of TL 2 is hereby amended to delete the following definitions which shall be replaced by the definitions set forth on Addendum 1 hereto:

[*****] Transaction

[*****] Transaction

[*****]

[*****] Transaction

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

[*****] Limitations

13.	Exhibit B of TL 2 is hereby amended and restated in its entirety by Addendum 1 hereto.

14.	Licensee agrees to complete the POI Usage Form attached hereto as Addendum 2 with respect to each of TL 1 and TL 2, and provide to NT upon request, which Addendum is hereby added to TL 1 and TL 2 as Exhibit G and Exhibit D, respectively.

15.	The parties agree to work together in good faith to issue a joint press release announcing the renewal of the relationship within ninety (90) days from the date of this amendment.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their authorized representatives.

TELEVIGATION, INC.		NAVTEQ NORTH AMERICA, LLC

By:	/s/ HP Jin	By:	/s/ Jason Rice

Name:	HP Jin	Name:	Jason S. Rice

Title:	CEO & President	Title:	Director of Corporate Law

Date:	12/22/04	Date:	12/22/04

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

Addendum 1

EXHIBIT B

APPLICATION & LICENSE FEES

I.	Application. Subject to the Data Access Restrictions and all other restrictions set forth in the Agreement, “[*****] Application” means a [*****] Application that uses the NAVTEQ Data solely for the following Transactions, but does not include Excluded Applications:

A.	[*****] Transaction*

B.	[*****] Transaction*

C.	[*****] Transaction*

*	May only be based on NAVTEQ Data for the [*****].

II.	Definitions.

“Asset” means a person (including an End-User), animal, device, site, transportation means (e.g, a car or truck) or other mobile or immobile object that is managed in any way using the Application.

“Automatic Asset Location Transaction” means, with respect to each Asset, a single [*****] and may also include [*****].

“Automatic Asset Location & Routing Transaction” means, with respect to each Asset, any one or more of [*****].

“Automatic Asset Location, Routing and Optimization Transaction” means, with respect to each Asset, any one or more of [*****].

“Fleet Transactions” means an [*****].

“Identified Asset” means a specifically identified Asset of [*****].

“Optimization” means calculating one or more [*****].

III.	License Fees & Due Dates. License fees for each Transaction are as set forth in Table 1 below, and shall be due on and paid by the last day of the [*****] of distribution of the Transaction (i.e., to the extent the license fees exceed the [*****] MALF). To the extent that Licensee is unable to accurately determine the amount of license fees due for the [*****] by such date, Licensee shall estimate the license fees amount in good faith, and then adjust for variances in the next [*****] payment. The license fee reports accompanying the license fees shall show the calculation for the fees on a monthly basis.

License fees are calculated as follows:

For [*****] Transactions, license fees are determined from Table 1, based on [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

License Fees

Table 1

[*****] Transactions
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

Addendum 2

Exhibit D

POI USAGE FORM

(North America)

The purpose of this form is to identify whether [*****] included in the NT data are (or are not) used in the Application authorized under the Territory License. This information will assist NT to determine the royalties that it may owe to NT’s third party supplier(s) of [*****] data. This form does not in any way affect the scope of the license granted to Client under the Territory License. Client will promptly notify NT of any change in the below information. Client shall check one of the following boxes and submit this [*****] Usage Form with its License Fee Report, or at such other times as NT may reasonably request:

☐	Client is not using any [*****].

☐	Client is using [*****] in one or more Applications (attach list of Applications using [*****]).

☐	Client is using [*****] in one or more Applications (attach list of Applications using [*****]).*

*	Additional license fees apply to use of [*****].

[*****]. [*****] consist [*****]:

[*****]

[*****]. [*****] consist of [*****] plus [*****]. Records are categorized two ways: [*****]:

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

Client Signature:	/s/ HP Jin

Name:	HP Jin

Title:	CEO & President

Date:	12/22/04